SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2002
                                                           -------------


                         Cousins Properties Incorporated
             (Exact name of registrant as specified in its charter)


                                     Georgia
                 (State or other jurisdiction of incorporation)


                                     2-20111
                            (Commission File Number)


                                   58-0869052
                      (IRS Employer Identification Number)


                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 955-2200
                                                           --------------


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On June 7, 2002, the Board of Directors of Cousins Properties Incorporated ("the Company") upon recommendation of its Audit Committee, decided to end the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, and engaged Deloitte & Touche LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002, effective immediately.

         Arthur Andersen's reports on the Company's Consolidated Financial Statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         During the fiscal years ended December 31, 2001 and 2000, and through the date hereof, there were (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Company's Consolidated Financial Statements for such years; and (ii) there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 12, 2002, stating its agreement with such statements.

         During the fiscal year ended December 31, 2001 and 2000, and through the date hereof, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Consolidated Financial Statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, ProForma Financial Statements and Exhibits.

(c) Exhibits:

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 12, 2002, regarding change in certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  June 12, 2002          COUSINS PROPERTIES INCORPORATED



                               By:   /s/ Kelly H. Barrett
                                  ---------------------------------------------
                               Kelly H. Barrett
                               Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

                                                                  Exhibit 16.1






Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549




June 12, 2002



Dear Sir/Madam:

We have read paragraphs 1-4 of Item 4 included in the Form 8-K dated June 7, 2002 of Cousins Properties Incorporated to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.




Very truly yours,


/s/ Arthur Andersen LLP


ARTHUR ANDERSEN LLP



cc:      Kelly H. Barrett
         Senior Vice President and Chief Financial Officer